Filed Pursuant to Rule 497

Registration File No. 333-237929

FLAT ROCK OPPORTUNITY FUND

SUPPLEMENT NO. 1 DATED AUGUST 21, 2020

TO THE STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2020

This document supplements, and should be read in conjunction with, the Fund’s statement of additional information, dated May 1, 2020, relating to the Fund’s offering of up to $200,000,000 in Common Shares of Beneficial Interest (“Shares”). Terms used and not otherwise defined in this Supplement No. 1 shall have the same meanings as set forth in the Fund’s prospectus and/or statement of additional information.

The purpose of this supplement is to announce the resignation of Michael L. Schwarz from the Board of Trustees (the “Board”), and the subsequent appointment of Marshall H. Durston to the Board. Effective August 14, 2020, Mr. Schwarz resigned from the Board. Mr. Schwarz’s resignation was not due to any disagreements with management of the Fund or the operations, policies or practices of the Fund. On August 20, 2020, via written consent, the Trustees of the Fund, including all Trustees who are not considered “interested persons” as that term is defined under the Investment Company Act of 1940, as amended (the “Independent Trustees”), nominated and appointed Mr. Durston to serve on the Board and to serve as Chairman of the Audit Committee. Mr. Durston is an Independent Trustee and an Audit Committee Financial Expert.

As of the date of this supplement, Mr. Durston does not own any shares of the Fund.

The table entitled “Independent Trustees” under the section “Management of the Fund” is replaced in its entirety, as follows:

Independent Trustees

The following trustees are not “interested persons” as defined in the 1940 Act.

Name	Age	Trustee Since	Number of Portfolios in Principal Fund Complex Overseen by Trustee
R. Scott Coolidge	64	2018	2
Marshall H. Durston	61	2020	2

The biography of Michael L. Schwarz is removed from the section “Biographical Information – Independent Trustees”, and the following is added:

Marshall H. Durston. Mr. Durston has served as a trustee since 2020. Mr. Durston has also served on the Board of Directors of Flat Rock Capital Corp. since August 2020. Since 2010, Mr. Durston has served as Managing Director of Spaulding & Slye Investments, a wholly owned subsidiary of Jones Lang LaSalle (“JLL”). In his capacity as Managing Director, he is responsible for the performance of a portfolio of properties valued at approximately $1 billion. From 2006 to 2010, prior to the acquisition of Spaulding and Slye Investments by JLL, he served as President of Spaulding & Slye Investments, and between 1983 and 2006 he served in various roles within the company, including Regional Director of the Mid-Atlantic Region and Chief Investment Officer. Mr. Durston holds a B.A. in Economics from Dennison University. Mr. Durston also sits on the Board of Trustees of New Hope Housing, and the Bucknell University Advisory Board and Career Development Committee.

The section entitled “Committees of the Board of Trustees,” is replaced in its entirety with the following:

Committees of the Board of Trustees

The Board currently has two committees: an audit committee and a nominating and corporate governance committee.

Audit Committee. The audit committee operates pursuant to a charter approved by the Board. The charter sets forth the responsibilities of the audit committee. The primary function of the audit committee is to serve as an independent and objective party to assist the Board in fulfilling its responsibilities for overseeing and monitoring the quality and integrity of our financial statements, the adequacy of our system of internal controls, the review of the independence, qualifications and performance of our registered public accounting firm, and the performance of our internal audit function. The audit committee’s responsibilities include selecting our independent registered public accounting firm, reviewing with such independent registered public accounting firm the planning, scope and results of its audit of our financial statements, pre-approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems and reviewing our financial statements and periodic reports. The audit committee also establishes guidelines and makes recommendations to the Board regarding the valuation of our investments. The audit committee is responsible for aiding the Board in determining the fair value of debt and equity securities that are not publicly traded or for which current market values are not readily available. The current members of the audit committee are Messrs. Coolidge and Durston. The Board has elected Mr. Durston as the chair of the audit committee. The Board has determined that Mr. Durston qualifies as an “audit committee financial expert” as defined in Item 407 of Regulation S-K under the Exchange Act. Each of the members of the audit committee meet the independence requirements of Rule 10A-3 of the Exchange Act and, in addition, is not an “interested person,” as such term is defined in Section 2(a) (19) of the 1940 Act, of the Fund or of Flat Rock Global. During the fiscal year ended December 31, 2019, the Audit Committee met four times.

Nominating and Corporate Governance Committee. The nominating and corporate governance committee is responsible for selecting, researching, and nominating trustees for election by our shareholders, selecting nominees to fill vacancies on the Board or a committee of the Board, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and our management. Our nominating and corporate governance committee will consider shareholders’ proposed nominations for trustees. The current members of the nominating and corporate governance committee are Messrs. Coolidge and Durston, each of whom are considered independent for purposes of the 1940 Act. Mr. Coolidge serves as the chair of the nominating and corporate governance committee. During the fiscal year ended December 31, 2019, the nominating and corporate governance committee did not meet.

Valuation Committee. Our valuation committee is composed entirely of independent trustees. The valuation committee establishes guidelines and makes recommendations to our board of trustees regarding the valuation of our investments. The valuation committee is responsible for aiding our board of trustees in fair value pricing of debt and equity securities that are not publicly traded or for which current market values are not readily available. Our board of trustees and valuation committee intend to utilize the services of one or more independent valuation firms to help them determine the fair value of these securities. Messrs. Coolidge and Durston serve as members of the valuation committee. Mr. Coolidge serves as the chairman of the valuation committee. The valuation committee did not separately meet during the year ended December 31, 2019; all valuations were reviewed by the full Board at its regularly scheduled quarterly meetings.